                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2005

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                   1-16337             76-0476605
     (State or other jurisdiction    (Commission File      (I.R.S. Employer
  of incorporation or organization)       Number)        Identification No.)

                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 4620
                              HOUSTON, TEXAS 77002
                       (Address and zip code of principal
                               executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[-] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[-] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[-] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[-] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      See Item 2.03, which is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On June 16, 2005, Oil States International, Inc. ("Oil States") entered into a purchase agreement (the "Purchase Agreement") with RBC Capital Markets Corporation (the "Initial Purchaser"). Pursuant to the Purchase Agreement, Oil States agreed to sell to the Initial Purchaser $125 million aggregate principal amount of its 2 3/8% Contingent Convertible Senior Notes due 2025 (the "Notes"), the form of which is attached hereto as Exhibit 4.6. Oil States also granted the Initial Purchaser an option to purchase, within 30 days of June 16, 2005, up to $50,000,000 aggregate principal amount of additional Notes.

      The closing of the sale of the Notes occurred on June 21, 2005. The Notes were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and were sold to the Initial Purchaser in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchaser of the Notes then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Oil States relied on these exemptions from registration based on representations made by the Initial Purchasers in the Purchase Agreement.

      The Notes are governed by the terms of an indenture, dated June 21, 2005, between Oil States and Wells Fargo Bank, National Association, as Trustee, a copy of which is attached hereto as Exhibit 4.5. Pursuant to a registration rights agreement, dated June 21, 2005, with the Initial Purchaser, a copy of which is attached hereto as Exhibit 4.4, Oil States agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and Oil States' common stock issuable upon conversion of the Notes.

      The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

      On June 21, 2005, Oil States International, Inc. ("Oil States") issued a press release announcing that it has closed its previously announced private offering of $125 million aggregate principal amount of its 2 3/8% contingent convertible senior notes due 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

      The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered and sold. The securities offered and sold have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

Exhibit
Number                           Description of Document
-------  -----------------------------------------------------------------------
4.4      Registration Rights Agreement dated as of June 21, 2005 by and between
         Oil States International, Inc. and RBC Capital Markets Corporation

4.5      Indenture dated as of June 21, 2005 by and between Oil States
         International, Inc. and Wells Fargo Bank, National Association, as trustee.

4.6 Global Note representing $125,000,000 aggregate principal amount of 2 3/8% Contingent Convertible Senior Notes due 2025.
         (incorporated by reference to Section 2.2 of Exhibit 4.5 hereof)

99.1     Press Release dated June 21, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2005

                                OIL STATES INTERNATIONAL, INC.

                                By: /s/ Robert W. Hampton
                                   ------------------------------
                                Name: Robert W. Hampton
                                Title: Vice President - Finance and Accounting

                                INDEX TO EXHIBITS

Exhibit
Number                            Description of Document
-------  -----------------------------------------------------------------------
4.4      Registration Rights Agreement dated as of June 21, 2005 by and between
         Oil States International, Inc. and RBC Capital Markets Corporation

4.5      Indenture dated as of June 21, 2005 by and between Oil States
         International, Inc. and Wells Fargo Bank, National Association, as trustee.

4.6 Global Note representing $125,000,000 aggregate principal amount of 2 3/8% Contingent Convertible Senior Notes due 2025.
         (incorporated by reference to Section 2.2 of Exhibit 4.5 hereof)

99.1     Press Release dated June 21, 2005